Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of June 30, 2017 (this “Amendment”), is entered into among FLOWSERVE CORPORATION, a New York corporation (the “Borrower”), the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of August 20, 2012 (as amended or modified from time to time, the “Credit Agreement”); and

WHEREAS, the parties hereto have agreed to amend the Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.    Amendments.

(a)    The definition of “Aggregate Revolving Commitments” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Aggregate Revolving Commitments” means the Revolving Commitments of all the Lenders. The initial amount of the Aggregate Revolving Commitments in effect on the Fourth Amendment Effective Date is $800,000,000.

(b)    The pricing grid in the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

Pricing Level	Debt Rating	Commitment Fee	Eurocurrency Rate Loans	Base Rate Loans	Letter of Credit Fees
					Financial	Performance	Commercial
1	A3/A- or better	0.09%	1.000%	0.000%	1.000%	0.500%	0.25%
2	Baa1/BBB+	0.11%	1.125%	0.125%	1.125%	0.550%	0.30%
3	Baa2/BBB	0.15%	1.250%	0.250%	1.250%	0.625%	0.375%
4	Baa3/BBB-	0.20%	1.500%	0.500%	1.500%	0.750%	0.45%
5	Ba1/BB+	0.25%	1.750%	0.750%	1.750%	0.875%	0.50%
6	Ba2/BB or worse	0.30%	2.000%	1.000%	2.000%	1.000%	0.60%

(c)    Clause (d) of the definition of “Defaulting Lender” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

(d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action;

(d)    The definition of “Financial Officer” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Financial Officer” of any Person means the principal financial officer, chief financial officer, principal accounting officer, financial vice president, treasurer, assistant treasurer or controller of such Person.

(e)    The definition of “MLPFS” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“MLPFS” means Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement), in its capacity as joint lead arranger and joint book manager.

(f)    The definition of “Term Loan” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Term Loan” has the meaning specified in Section 2.01(b). The aggregate principal amount of the Term Loan on the Fourth Amendment Effective Date (after giving effect to the principal payment made on the Fourth Amendment Effective Date) is $195,000,000.

(g)    The definition of “Second Amendment Effective Date” in Section 1.01 of the Credit Agreement is hereby deleted.

(h)    The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a Subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Fourth Amendment Effective Date” means June 30, 2017.

“Leverage Covenant Election Date” has the meaning specified in Section 8.11(a).

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(i)    The last sentence of Section 2.15(b) is hereby amended to read as follows:

Subject to Section 11.20, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

(j)    A new Section 6.24 is hereby added to the Credit Agreement to read as follows:

6.24    EEA Financial Institutions.

No Loan Party is an EEA Financial Institution.

(k)    Section 8.01(e) of the Credit Agreement is hereby amended to read as follows:

(e)    Receivables Program Indebtedness in an amount not exceeding $100,000,000 (or $200,000,000 at any time after the Leverage Covenant Election Date) in the aggregate at any time outstanding;

(l)    Section 8.01(g) of the Credit Agreement is hereby amended to read as follows:

(g)    other Indebtedness, so long as the aggregate principal amount of Priority Debt does not exceed 7.5% (or 15% at any time after the Leverage Covenant Election Date) of Consolidated Tangible Assets (determined as of the most recently ended fiscal quarter for which financial statements are available); and

(m)    Section 8.11(a) of the Credit Agreement is hereby amended to read as follows:

(a)    Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Borrower to be greater than (i) for any fiscal quarter ending during the period from the Fourth Amendment Effective Date to and including June 30, 2019, 4.00 to 1.0 and (ii) for any fiscal quarter ending on or after July 1, 2019, 3.75 to 1.0; provided that, for any fiscal quarter of the Borrower ending on or after the date on which the Administrative Agent receives notice from the Borrower of its election to irrevocably reduce the maximum Consolidated Leverage Ratio permitted hereunder (the “Leverage Covenant Election Date”), the maximum Consolidated Leverage Ratio permitted hereunder shall be 3.50 to 1.0.

(n)    A new Section 11.20 is hereby added to the Credit Agreement to read as follows:

11.20    Acknowledgement and Consent to Bail-In of EEA Financial Institutions.

Solely to the extent any Lender or L/C Issuer that is an EEA Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender or L/C Issuer that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender or L/C Issuer that is an EEA Financial Institution; and

(b)    the effects of any Bail-In Action on any such liability, including, if applicable:

(i)     a reduction in full or in part or cancellation of any such liability;

(ii)     a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)     the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

(o)    Part (a) of Schedule 2.01 to the Credit Agreement is hereby amended to read as Schedule 2.01 Part (a) attached hereto.

2.    Effectiveness; Conditions Precedent. This Amendment shall be effective upon (a) receipt by the Administrative Agent of copies of this Amendment duly executed by the Borrower and the Required Lenders, (b) receipt by the Administrative Agent (or a designated Affiliate thereof), for the account of each Lender executing this Amendment, of all agreed upon fees in connection with this Amendment and payment to the Administrative Agent (or a designated Affiliate thereof), for its own account, of all agreed upon fees in connection with this Amendment, and (c) Borrower’s payment of all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the date hereof, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

3.    Ratification of Credit Agreement. The Borrower acknowledges and consents to the terms set forth herein and agrees that this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents, as amended hereby. This Amendment is a Loan Document.

4.    Authority/Enforceability. The Borrower represents and warrants as follows:

(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)    This Amendment has been duly executed and delivered by the Borrower and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, except as may be limited by applicable Debtor Relief Laws or by equitable principles relating to enforceability.

(c)    No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution, delivery or performance by, or enforcement against, the Borrower, except for such as have been made or obtained and are in full force and effect.

(d)    The execution and delivery of this Amendment does not (i) violate the terms of its Organization Documents or (ii) violate any Law.

5.    Representations and Warranties of the Borrower. The Borrower represents and warrants to the Lenders that after giving effect to this Amendment (a) the representations and warranties set forth in Article VI of the Credit Agreement are true and correct in all material respects (or, if such representation or warranty is qualified by materiality or Material Adverse Effect, it shall be true and correct in all respects as drafted) as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, if such representation or warranty is qualified by materiality or Material Adverse Effect, it shall be true and correct in all respects as drafted) as of such earlier date, and (b) no Default exists.

6.    Counterparts/Facsimile. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by facsimile or other secure electronic format (.pdf) shall be effective as an original.

7.    GOVERNING LAW.    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8.    Successors and Assigns.    This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

9.    Headings.    The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

10.    Severability.    If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11.    No Waiver.    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents

12.    FATCA Certification.    For purposes of determining withholding Taxes imposed under FATCA, from and after the date hereof, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Obligations under the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

13.    THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	FLOWSERVE CORPORATION,
a New York corporation

	By:	/s/ John E. Roueche III
	Name:	John E. Roueche III
	Title:	Interim Chief Financial Officer

ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Don B. Pinzon
	Name:	Don B. Pinzon
	Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

	By:	/s/ Christopher Wozniak
	Name:	Christopher Wozniak
	Title:	Director

JPMORGAN CHASE BANK, N.A.,
as a Lender and L/C Issuer

	By:	/s/ Maria Riaz
	Name:	Maria Riaz
	Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender and L/C Issuer

	By:	/s/ Matthew Schmaling
	Name:	Matthew Schmaling
	Title:	Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender and L/C Issuer

	By:	/s/ Gordon Yip
	Name:	Gordon Yip
	Title:	Director

	By:	/s/ Jill Wong
	Name:	Jill Wong
	Title:	Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

	By:	/s/ Thomas Sterr
	Name:	Thomas Sterr
	Title:	Authorized Signatory

MIZUHO BANK, LTD.,
as a Lender

	By:	/s/ Donna DeMagistris
	Name:	Donna DeMagistris
	Title:	Authorized Signatory

LLOYDS BANK PLC,
as a Lender

By:	/s/ Daven Popat
Name:	Daven Popat
Title:	Senior Vice President – P003

By:	/s/ Erin Walsh
Name:	Erin Walsh
Title:	Assistant Vice President – W004

PNC BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Divyang Shah
Name:	Divyang Shah
Title:	SVP

COMPASS BANK,
as a Lender

By:	/s/ Susana Campuzano
Name:	Susana Compuzano
Title:	Senior Vice President

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ Katsuyuki Kubo
Name:	Katsuyuki Kubo
Title:	Managing Director

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Allen King
Name:	Allen King
Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Kara P. Van Duzee
Name:	Kara P. Van Duzee
Title:	Vice President

CITIBANK, N.A., as a Lender

By:	/s/ Jyothi Narayanan
Name:	Jyothi Narayanan
Title:	Vice President

FIFTH THIRD BANK,
as a Lender

By:	/s/ Kelly Shield
Name:	Kelly Shield
Title:	Director

THE NORTHERN TRUST COMPANY,
as a Lender

By:	/s/ Wicks Barkhausen
Name:	Wicks Barkhausen
Title:	Vice President

HSBC BANK USA, N.A.,
as a Lender

By:	/s/ Patrick D. Mueller
Name:	Patrick D. Mueller
Title:	Director

BNP PARIBAS,
as a Lender and L/C Issuer

By:	/s/ Jamie Dillon
Name:	Jamie Dillon
Title:	Managing Director

By:	/s/ Todd Rodgers
Name:	Todd Rodgers
Title:	Director

FIRST HAWAIIAN BANK,
as a Lender

By:	/s/ Todd T. Nitta
Name:	Todd T. Nitta
Title:	Senior Vice President

Schedule 2.01

Part (a):

COMMITMENTS AND APPLICABLE PERCENTAGES

Lender	Revolving Commitment	Applicable Percentage of Aggregate Revolving Commitments	Outstanding Term Loan on Fourth Amendment Effective Date
Bank of America, N.A.	$72,000,000.00	9.000000000%	$17,875,000.00
JPMorgan Chase Bank, N.A.	$72,000,000.00	9.000000000%	$17,875,000.00
Wells Fargo Bank, National Association	$72,000,000.00	9.000000000%	$17,875,000.00
Credit Agricole Corporate and Investment Bank	$72,000,000.00	9.000000000%	$17,875,000.00
BNP Paribas	$60,000,000.00	7.500000000%	$0.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$60,000,000.00	7.500000000%	$16,250,000.00
Mizuho Bank, Ltd.	$60,000,000.00	7.500000000%	$16,250,000.00
Sumitomo Mitsui Banking Corporation	$60,000,000.00	7.500000000%	$16,250,000.00
Lloyds Bank plc	$40,000,000.00	5.000000000%	$0.00
Citibank, N.A.	$40,000,000.00	5.000000000%	$0.00
HSBC Bank USA, N.A.	$32,000,000.00	4.000000000%	$7,800,000.00
PNC Bank, National Association	$32,000,000.00	4.000000000%	$7,800,000.00
Compass Bank	$32,000,000.00	4.000000000%	$7,800,000.00
Branch Banking and Trust Company	$32,000,000.00	4.000000000%	$7,800,000.00
U.S. Bank, National Association	$32,000,000.00	4.000000000%	$7,800,000.00
Fifth Third Bank	$16,000,000.00	2.000000000%	$3,250,000.00
The Northern Trust Company	$16,000,000.00	2.000000000%	$3,250,000.00
First Hawaiian Bank	$0.00	0.000000000%	$16,250,000.00
Lord Abbett and Company	$0.00	0.000000000%	$13,000,000.00
TOTAL	$800,000,000.00	100.000000000%	$195,000,000.00